Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for three months ended March 31, 2008 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Harrison, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2008	/s/ Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance and Secretary